EXHIBIT 99.1

Encore Bancshares Reports Third Quarter 2009 Net Loss of $1.8 Million, or $0.22 Per Diluted Share

HOUSTON, Oct. 23, 2009 (GLOBE NEWSWIRE) -- Encore Bancshares, Inc. (Nasdaq:EBTX) today announced its financial results for the third quarter of 2009.

 Improved key revenue drivers

  *  Record quarterly revenue of $18.9 million on a tax equivalent basis (TE)
  *  Revenue (TE) growth of 6.7% compared with the third quarter of
     2008
  *  Core deposit growth of 10.7% compared with September 30, 2008, which included noninterest-bearing deposit growth of 25.8%
  *  Net interest margin (TE)  improvement of 4 basis points compared with the second quarter of 2009

 Increased credit reserve

  *  Allowance for loan losses increased to 2.49% of total loans

 Maintained strong capital position

  *  Tier 1 capital of $173.0 million, or 15.29% Tier 1 risk-based capital ratio
  *  Tangible common equity ratio was 7.93%

"We reported record revenue in the third quarter and I am encouraged that our key revenue drivers continue to improve," said James S. D'Agostino, Jr., Chairman and Chief Executive Officer of Encore Bancshares, Inc. "However, credit costs, particularly in Florida, continue to remain high and we added $2.4 million in excess of net charge-offs to our allowance for loan losses during the quarter, bringing our allowance to 2.49% of total loans. Our capital position remains strong as we maintained a tangible common equity ratio of 7.93%."

Earnings

For the three months ended September 30, 2009, the net loss was $1.8 million, compared with net earnings of $228,000 for the same period of 2008. Loss per diluted common share for the third quarter of 2009 was $0.22, compared with earnings per diluted common share of $0.02 for the same period of 2008. Earnings per share include the dividends on preferred stock issued in the fourth quarter of 2008. The decrease in earnings was due primarily to higher credit costs, as we provisioned $2.4 million in excess of net charge-offs for the third quarter reflecting the deterioration of real estate values in Florida.

For the nine months ended September 30, 2009, net earnings were $203,000, compared with $1.9 million for the same period of 2008. The loss per diluted common share for the nine months ended September 30, 2009 was $0.14, compared with net earnings of $0.17 for the comparable period of 2008. Net interest income (TE) increased $2.9 million, or 8.9%, but was more than offset by higher credit costs and higher expenses. The increase in expenses was due primarily to higher FDIC insurance assessments.

Net Interest Income

Net interest income (TE) for the third quarter of 2009 was $12.1 million, an increase of $473,000, or 4.1%, compared with the same period of 2008. The net interest margin (TE) contracted 21 basis points to 3.13%, due primarily to a decrease in loans and greater liquidity on the balance sheet as a result of the slow economy. On a linked quarter basis (compared with immediately preceding quarter), net interest income (TE) rose $500,000, or 4.3%, and the net interest margin (TE) expanded 4 basis points. The improvement in the margin was due primarily to the repricing of time deposits at lower rates. For the nine months ended September 30, 2009, net interest income (TE) was $35.2 million, an increase of $2.9 million, or 8.9%, compared with the same period of 2008. The net interest margin (TE) decreased 2 basis points.

Noninterest Income

Noninterest income was $6.8 million for the third quarter of 2009, an increase of $713,000, or 11.7%, compared with the same period in 2008. The increase reflected growth in trust and investment management fees and gain on sale of securities. For the nine months ended September 30, 2009, noninterest income was $19.2 million, a decrease of $140,000 compared with the same period of 2008. The decrease was due primarily to lower trust and investment management fees resulting from lower assets under management, as equity values declined during the recession.

Noninterest Expense

Noninterest expense was $13.3 million for the third quarter of 2009, an increase of $1.1 million, or 8.9%, compared with the same period of 2008. The increase was due primarily to a combination of higher FDIC insurance assessments, higher professional expenses related to loan collection, and higher compensation expense. For the nine months ended September 30, 2009, noninterest expense was $39.7 million, an increase of $1.2 million, or 3.2%, compared with the same period of 2008. The increase was due primarily to higher FDIC insurance assessments, which included the special assessment of $684,000 in the second quarter of 2009, and higher professional expenses related to loan collection. The FDIC has adopted a proposed rule to require depository institutions to pre-pay, on December 30, 2009, estimated quarterly risk-based assessments for the fourth quarter of 2009 and all of 2010, 2011 and 2012. Comments to the proposed rule are due to the FDIC by October 28, 2009 and a final rule will be adopted after that date.

Segment Earnings

On a segment basis, our wealth management group showed net earnings of $866,000 for the third quarter of 2009, an increase of $72,000, or 9.1%, compared with the same period of 2008. The increase was mainly due to higher trust and investment management fees, as expenses were essentially flat. Our banking segment lost $2.6 million, a decrease of $2.0 million, compared with the same period in 2008, due primarily to higher credit costs. Our insurance agency had net earnings of $175,000, a decrease of $90,000, or 34.0%, compared with the same period of 2008.

Loans

Period end loans were $1.1 billion at September 30, 2009, a decrease of $92.3 million, or 7.7%, compared with September 30, 2008. The reduction in the loan portfolio was primarily in the commercial and construction categories as our clients continue to de-lever as a result of the weak economy.

Deposits

Period end deposits were $1.2 billion at September 30, 2009, an increase of $126.4 million, or 12.2%, compared with September 30, 2008. Noninterest-bearing deposits grew to $152.4 million, an increase of $31.3 million, or 25.8%, compared with September 30, 2008. Average deposits were $1.2 billion for the third quarter of 2009, an increase of $128.5 million, or 12.3%, compared with the same period of 2008.

Credit Quality and Capital Ratios

The provision for loan losses was $7.7 million for the third quarter of 2009, compared with $5.2 million in the third quarter of 2008. The increase in provision reflected the rise in unemployment and declining collateral values and specific reserves for two commercial real estate loans located in Florida. Net charge-offs for the third quarter of 2009 were $5.3 million, or 1.88% of average total loans on an annualized basis, compared with $2.7 million, or 0.90% of average total loans on an annualized basis for the same period of 2008. The increase in charge-offs resulted primarily from two private client loans and a residential construction loan in Houston, and a charge down of a commercial land loan in Florida. The allowance for loan losses was $27.6 million, or 2.49% of total loans at September 30, 2009, compared with $14.6 million, or 1.22%, at September 30, 2008.

At September 30, 2009, nonperforming assets were $39.9 million, or 3.58% of total loans and investment in real estate, compared with $36.6 million, or 3.16% of total loans and investment in real estate at June 30, 2009, and $23.4 million, or 1.95% of total loans and investment in real estate at September 30, 2008. At September 30, 2009, nonaccrual loans were $32.9 million, compared with $28.6 million at June 30, 2009, an increase of $4.4 million, or 15.4%. The increase was due primarily to a commercial construction loan in Florida. Investment in real estate was $7.0 million at September 30, 2009, compared with $8.0 million at June 30, 2009. The decrease was due primarily to the sale of several residential properties in Houston. At September 30, 2009, restructured loans consisted of a single commercial real estate loan in Florida, which continues to pay interest.

As of September 30, 2009, our estimated Tier 1 risk-based, total risk-based and leverage capital ratios were 15.29%, 16.56%, and 10.94%, respectively, and Encore Bank was considered "well capitalized" pursuant to regulatory capital definitions.

Conference Call

A conference call will be held on Friday, October 23, 2009 at 9:30 a.m., Central time, to discuss third quarter 2009 results. A question and answer session will follow the prepared remarks. Individuals may access the call by dialing 1-888-820-9415, or access the live webcast by visiting www.encorebank.com.

About Encore Bancshares, Inc.

Encore Bancshares, Inc. is a financial holding company headquartered in Houston, Texas and offers a broad range of banking, wealth management and insurance services through Encore Bank, N.A., and its affiliated companies. Encore Bank operates 11 private client offices in the Greater Houston area and six in southwest Florida. Headquartered in Houston and with $1.6 billion in assets, Encore Bank builds relationships with professional firms, privately-owned businesses, investors and affluent individuals. Encore Bank offers a full range of business and personal banking products and services, as well as financial planning, wealth management, trust and insurance products through its trust division, Encore Trust, and its affiliated companies, Linscomb & Williams and Town & Country Insurance. Products and services offered by Encore Bank's affiliates are not FDIC insured. The Company's common stock is listed on the NASDAQ Global Market under the symbol "EBTX".

The Encore Bancshares, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4257

This press release contains certain financial information determined by methods other than in accordance with GAAP. Specifically, Encore reviews tangible book value per share, return on average tangible common equity and the tangible common equity to tangible assets ratio for internal planning and forecasting purposes. Encore reviews its net interest income, net interest spread and net interest margin on a tax equivalent basis, which is standard practice in the banking industry. Encore has included in this press release information relating to these non-GAAP financial measures for the applicable periods presented. Encore's management believes these non-GAAP financial measures provide information useful to investors in understanding our financial results and believes that its presentation, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management, the entire financial services sector, bank stock analysts and bank regulators. These non-GAAP measures should not be considered a substitute for operating results determined in accordance with GAAP and Encore strongly encourages investors to review its consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

This press release contains certain forward-looking information about Encore Bancshares that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: competitive pressure among financial institutions; volatility and disruption in national and international financial markets; government intervention in the U.S. financial system; our ability to expand and grow our businesses and operations and to realize the cost savings and revenue enhancements expected from such activities; a deterioration of credit quality or a reduced demand for credit; changes in the interest rate environment; the continued service of key management personnel; our ability to attract, motivate and retain key employees; changes in availability of funds; general economic conditions, either nationally, regionally or in the market areas in which we operate; legislative or regulatory developments or changes in laws; changes in the securities markets and other risks that are described from time to time in our 2008 Annual Report on Form 10-K and other reports and documents filed with the Securities and Exchange Commission.

               Encore Bancshares, Inc. and Subsidiaries
                         FINANCIAL HIGHLIGHTS
       (Unaudited, amounts in thousands, except per share data)

                                As of and for the    As of and for the
                                Three Months Ended   Nine Months Ended
                                   September 30,       September 30,
                                ------------------  ------------------
                                  2009      2008      2009      2008
                                --------  --------  --------  --------

 Operations Statement Data:
 Interest income                $ 19,517  $ 20,481  $ 58,671  $ 61,078
 Interest expense                  7,562     8,873    23,797    28,746
                                --------  --------  --------  --------
  Net interest income             11,955    11,608    34,874    32,332
 Provision for loan losses         7,685     5,249    13,651    10,527
                                --------  --------  --------  --------
  Net interest income after
   provision for loan losses       4,270     6,359    21,223    21,805
 Noninterest income(1)             6,813     6,100    19,244    19,384
 Noninterest expense(1)           13,289    12,198    39,737    38,519
                                --------  --------  --------  --------
  Net earnings (loss) before
   income taxes                   (2,206)      261       730     2,670
 Income tax expense (benefit)       (453)       33       527       791
                                --------  --------  --------  --------
 Net earnings (loss)            $ (1,753) $    228  $    203  $  1,879
                                ========  ========  ========  ========
 Earnings (loss) available to
  common shareholders(2)        $ (2,306) $    228  $ (1,457) $  1,879
                                ========  ========  ========  ========

 Common Share Data:
 Basic earnings (loss) per
  share(3)                      $  (0.22) $   0.02  $  (0.14) $   0.18
 Diluted earnings (loss) per
  share(3)                         (0.22)     0.02     (0.14)     0.17
 Book value per share              15.01     15.73     15.01     15.73
 Tangible book value per
  share(4)                         11.83     12.39     11.83     12.39

 Average common shares
  outstanding(3)                  10,441    10,237    10,337    10,194
 Diluted average common shares
  outstanding(3)                  10,441    10,934    10,337    10,904
 Shares outstanding at end of
  period                          10,499    10,238    10,499    10,238

 Selected Performance Ratios:
 Return on average assets          (0.43)%    0.06%     0.02%     0.17%
 Return on average common
  equity(5)                        (5.72)%    0.56%    (1.22)%    1.56%
 Return on average tangible
  common equity(4)(5)              (7.24)%    0.71%    (1.55)%    1.99%
 Net interest margin (6)            3.13%     3.34%     3.12%     3.14%
 Efficiency ratio (1)              71.37%    67.82%    73.00%    73.39%
 Noninterest income to total
  revenue(1)                       36.30%    34.45%    35.56%    37.48%

 (1) Prior periods adjusted to include net expenses of foreclosed real estate in other noninterest expense.
 (2) Net earnings after deducting preferred dividends. The shares of preferred stock were issued on December 5, 2008.
 (3) Prior periods adjusted to include nonvested restricted stock in average common shares outstanding as required by FASB ASC
     260-45-60A.
 (4) Non-GAAP measure. See calculation of tangible common equity in subsequent table.
 (5) Using earnings (loss) available to common shareholders.
 (6) On taxable-equivalent basis in 2009. Taxable-equivalent amounts in 2008 were immaterial.

               Encore Bancshares, Inc. and Subsidiaries
                     CONSOLIDATED BALANCE SHEETS
       (Unaudited, dollars in thousands, except per share data)

                 Sept 30,   June 30,   March 31,   Dec 31,   Sept 30,
                   2009       2009       2009       2008       2008
                ---------- ---------- ---------- ---------- ----------

    ASSETS
 Cash and due
  from banks    $   15,035 $   17,891 $   19,313 $   23,044 $   21,005
 Interest-
  bearing
  deposits in
  banks            144,238    124,959    100,982     91,459     13,471
 Federal funds
  sold and other     6,818      3,263      3,290      3,549      5,562
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents     166,091    146,113    123,585    118,052     40,038
 Securities
  available-for-
  sale, at
  estimated fair
  value            134,079    132,437     77,875     78,816     57,077
 Securities
  held-to-
  maturity, at
  amortized cost   117,316    108,594    114,706     95,875    100,329
 Mortgages
  held-for-sale         --      1,168      6,340        150        448
 Loans
  receivable     1,106,169  1,148,820  1,179,083  1,218,404  1,198,445
 Allowance for
  loan losses      (27,575)   (25,214)   (26,664)   (25,105)   (14,620)
                ---------- ---------- ---------- ---------- ----------
  Net loans
   receivable    1,078,594  1,123,606  1,152,419  1,193,299  1,183,825
 Federal Home
  Loan Bank of
  Dallas stock,
  at cost            9,565      9,561      9,547      9,534     10,513
 Investment in
  real estate        6,952      8,032      5,537      2,781      2,215
 Premises and
  equipment, net    15,953     16,435     16,901     17,362     17,688
 Goodwill           27,873     27,873     27,873     27,873     27,975
 Other
  intangible
  assets, net        5,521      5,691      5,861      6,031      6,218
 Cash surrender
  value of life
  insurance
  policies          15,182     15,019     14,870     14,686     14,539
 Accrued
  interest
  receivable and
  other assets      23,594     22,189     22,210     23,385     17,358
                ---------- ---------- ---------- ---------- ----------
                $1,600,720 $1,616,718 $1,577,724 $1,587,844 $1,478,223
                ========== ========== ========== ========== ==========

 LIABILITIES AND
  SHAREHOLDERS'
  EQUITY
 Deposits:
  Noninterest-
   bearing      $  152,367 $  146,373 $  158,994 $  131,709 $  121,100
  Interest-
   bearing       1,012,466  1,030,134    957,602    969,088    917,379
                ---------- ---------- ---------- ---------- ----------
   Total
    deposits     1,164,833  1,176,507  1,116,596  1,100,797  1,038,479
 Borrowings and
  repurchase
  agreements       221,492    223,218    244,999    272,026    249,426
 Junior
  subordinated
  debentures        20,619     20,619     20,619     20,619     20,619
 Accrued
  interest
  payable and
  other
  liabilities        7,316      8,565      7,926      8,660      8,690
                ---------- ---------- ---------- ---------- ----------
   Total
    liabilities  1,414,260  1,428,909  1,390,140  1,402,102  1,317,214

 Commitments and
  contingencies         --         --         --         --         --
 Shareholders'
  equity:
   Preferred
    stock           28,847     28,718     28,590     28,461         --
   Common stock     10,508     10,346     10,240     10,247     10,243
   Additional
    paid-in
    capital        115,860    115,698    115,743    115,489    109,488
   Retained
    earnings        30,066     32,372     32,105     31,523     41,642
   Common stock
    in treasury,
    at cost           (123)      (123)      (109)       (98)       (98)
   Accumulated
    other
    compre-
    hensive
    income
    (loss)           1,302        798      1,015        120       (266)
                ---------- ---------- ---------- ---------- ----------
 Shareholders'
  equity           186,460    187,809    187,584    185,742    161,009
                ---------- ---------- ---------- ---------- ----------
                $1,600,720 $1,616,718 $1,577,724 $1,587,844 $1,478,223
                ========== ========== ========== ========== ==========

 Ratios and Per
  Share Data:
 Leverage ratio*     10.94%     11.22%     11.26%     11.61%     10.18%
 Tier 1 risk-
  based capital
  ratio*             15.29%     14.99%     14.83%     14.58%     12.58%
 Total risk-
  based capital
  ratio*             16.56%     16.25%     16.09%     15.84%     13.87%
 Book value per
  share         $    15.01 $    15.39 $    15.54 $    15.36 $    15.73
 Tangible book
  value per
  share**            11.83      12.14      12.24      12.05      12.39
 Tangible common
  equity to
  tangible
  assets**            7.93%      7.93%      8.11%      7.94%      8.78%

 * Estimated at September 30, 2009.
 ** Non-GAAP measure. See calculation of tangible common equity in subsequent table.

               Encore Bancshares, Inc. and Subsidiaries
                CONSOLIDATED STATEMENTS OF OPERATIONS
       (Unaudited, amounts in thousands, except per share data)

                                     Three Months Ended
                      ------------------------------------------------
                      Sept 30,  June 30,  March 31,  Dec 31,  Sept 30,
                        2009      2009      2009      2008      2008
                      --------  --------  --------  --------  --------
 Interest income:
  Loans, including
   fees               $ 17,045  $ 17,220  $ 17,479  $ 18,394  $ 18,738
  Mortgages held-for-
   sale                     34        32        28         9        13
  Securities             2,258     2,121     1,962     1,585     1,469
  Federal funds sold
   and other               180       156       156       205       261
                      --------  --------  --------  --------  --------

  Total interest
   income               19,517    19,529    19,625    20,193    20,481
 Interest expense:
  Deposits               5,131     5,643     5,732     5,748     6,458
  Borrowings and
   repurchase
   agreements            2,129     2,119     2,116     2,174     2,085
  Junior subordinated
   debentures              302       309       316       329       330
                      --------  --------  --------  --------  --------

   Total interest
    expense              7,562     8,071     8,164     8,251     8,873
                      --------  --------  --------  --------  --------

   Net interest income  11,955    11,458    11,461    11,942    11,608

 Provision for loan
  losses                 7,685     2,927     3,039    18,648     5,249
                      --------  --------  --------  --------  --------

   Net interest income
    after provision
    for loan losses      4,270     8,531     8,422    (6,706)    6,359
 Noninterest income:
  Trust and investment
   management fees       4,501     4,087     3,749     3,985     4,277
  Mortgage banking         110       351       151        34        28
  Insurance
   commissions and
   fees                  1,365     1,404     1,610     1,184     1,385
  Net gain (loss) on
   sale of available-
   for-sale
   securities              387        --        --        (1)       (2)
  Impairment write
   down on securities       --        --        --    (1,984)       --
  Other*                   450       485       594       343       412
                      --------  --------  --------  --------  --------

   Total noninterest
    income*              6,813     6,327     6,104     3,561     6,100
 Noninterest expense:
  Compensation           7,761     7,231     7,514     6,781     6,991
  Occupancy              1,496     1,554     1,454     1,645     1,477
  Equipment                430       449       433       448       494
  Advertising and
   promotion               214       200       216       232       187
  Outside data
   processing              797       783       764       797       762
  Professional fees        912     1,043       936       904       671
  Intangible
   amortization            171       169       171       187       187
  FDIC assessment          270       746        52        50        50
  Other*                 1,238     1,536     1,197     1,443     1,379
                      --------  --------  --------  --------  --------

   Total noninterest
    expense*            13,289    13,711    12,737    12,487    12,198
                      --------  --------  --------  --------  --------
   Net earnings (loss)
    before income
    taxes               (2,206)    1,147     1,789   (15,632)      261

 Income tax expense
  (benefit)               (453)      326       654    (5,679)       33
                      --------  --------  --------  --------  --------

 Net earnings (loss)  $ (1,753) $    821  $  1,135  $ (9,953) $    228
                      ========  ========  ========  ========  ========

 Earnings (loss)
  available to common
  shareholders        $ (2,306) $    267  $    582  $(10,119) $    228
                      ========  ========  ========  ========  ========
 Earnings (loss) per
  common share:
  Basic**             $  (0.22) $   0.03  $   0.06  $  (0.99) $   0.02
  Diluted**              (0.22)     0.02      0.05     (0.99)     0.02
 Average common shares
  outstanding**         10,441    10,334    10,233    10,236    10,237
 Diluted average
  common shares
  outstanding**         10,441    11,145    10,880    10,236    10,934

                                                     Nine Months Ended
                                                       September 30,
                                                    ------------------
                                                      2009      2008
                                                    --------  --------
 Interest income:
  Loans, including fees                             $ 51,744  $ 55,354
  Mortgages held-for-sale                                 94        70
  Securities                                           6,341     4,038
  Federal funds sold and other                           492     1,616
                                                    --------  --------

  Total interest income                               58,671    61,078
 Interest expense:
  Deposits                                            16,506    22,123
  Borrowings and repurchase agreements                 6,364     5,607
  Junior subordinated debentures                         927     1,016
                                                    --------  --------

   Total interest expense                             23,797    28,746
                                                    --------  --------

   Net interest income                                34,874    32,332

 Provision for loan losses                            13,651    10,527
                                                    --------  --------

   Net interest income after provision for loan
    losses                                            21,223    21,805
 Noninterest income:
  Trust and investment management fees                12,337    13,344
  Mortgage banking                                       612       217
  Insurance commissions and fees                       4,379     4,497
  Net gain (loss) on sale of available-for-sale
   securities                                            387        (2)
  Impairment write down on securities                     --        --
  Other*                                               1,529     1,328
                                                    --------  --------

   Total noninterest income*                          19,244    19,384
 Noninterest expense:
  Compensation                                        22,506    22,536
  Occupancy                                            4,504     4,400
  Equipment                                            1,312     1,512
  Advertising and promotion                              630       610
  Outside data processing                              2,344     2,173
  Professional fees                                    2,891     2,566
  Intangible amortization                                511       562
  FDIC assessment                                      1,068       111
  Other*                                               3,971     4,049
                                                    --------  --------
   Total noninterest expense*                         39,737    38,519
                                                    --------  --------
   Net earnings (loss) before income taxes               730     2,670

 Income tax expense (benefit)                            527       791
                                                    --------  --------

 Net earnings (loss)                                $    203  $  1,879
                                                    ========  ========

 Earnings (loss) available to common shareholders   $ (1,457) $  1,879
                                                    ========  ========
 Earnings (loss) per common share:
  Basic**                                           $  (0.14) $   0.18
  Diluted**                                            (0.14)     0.17
 Average common shares outstanding**                  10,337    10,194
 Diluted average common shares outstanding**          10,337    10,904

 *  Prior periods adjusted to include net expenses of foreclosed real estate in other noninterest expense.
 ** Prior periods adjusted to include nonvested restricted stock in average common shares outstanding as required by FASB ASC
    260-45-60A.

            Encore Bancshares, Inc. and Subsidiaries
              AVERAGE CONSOLIDATED BALANCE SHEETS
               (Unaudited, dollars in thousands)

                                  Three Months Ended
                ------------------------------------------------------
                 Sept 30,    June 30,  March 31,   Dec 31,    Sept 30,
                   2009       2009       2009       2008        2008
                ---------- ---------- ---------- ---------- ----------

 Assets:
 Interest-
  earning
  assets:
  Loans         $1,123,482 $1,166,448 $1,208,697 $1,205,310 $1,186,606
  Mortgages
   held-for-sale     1,716      1,612      1,391        405        596
  Securities       235,819    215,473    187,953    162,221    156,354
  Federal funds
   sold and
   other           168,213    121,328     95,314     66,057     40,128
                ---------- ---------- ---------- ---------- ----------
 Total interest-
  earning assets 1,529,230  1,504,861  1,493,355  1,433,993  1,383,684
 Less: Allowance
  for loan
  losses           (23,972)   (25,656)   (25,181)   (14,275)   (12,630)
 Noninterest-
  earning assets   109,852    111,519    111,018    102,341    108,224
                ---------- ---------- ---------- ---------- ----------
  Total assets  $1,615,110 $1,590,724 $1,579,192 $1,522,059 $1,479,278
                ========== ========== ========== ========== ==========

 Liabilities and
  shareholders'
  equity:
 Interest-
  bearing
  liabilities:
  Interest
   checking     $  191,553 $  177,393 $  181,976 $  179,797 $  192,424
  Money market
   and savings     306,789    243,276    228,402    244,195    283,130
  Time deposits    525,821    564,583    555,006    495,880    448,983
                ---------- ---------- ---------- ---------- ----------
   Total
    interest-
    bearing
    deposits     1,024,163    985,252    965,384    919,872    924,537
  Borrowings and
   repurchase
   agreements      222,978    226,118    255,526    267,081    240,104
  Junior
   subordinated
   debentures       20,619     20,619     20,619     20,619     20,619
                ---------- ---------- ---------- ---------- ----------
   Total
    interest-
    bearing
    liabilities  1,267,760  1,231,989  1,241,529  1,207,572  1,185,260
                ---------- ---------- ---------- ---------- ----------
 Noninterest-
  bearing
  liabilities:
  Noninterest-
   bearing
   deposits        147,888    159,257    140,821    133,226    119,024
  Other
   liabilities      10,792     11,366     10,269     11,244     12,186
                ---------- ---------- ---------- ---------- ----------
   Total
    liabilities  1,426,440  1,402,612  1,392,619  1,352,042  1,316,470
 Shareholders'
  equity           188,670    188,112    186,573    170,017    162,808
                ---------- ---------- ---------- ---------- ----------
 Total
  liabilities
  and
  shareholders'
  equity        $1,615,110 $1,590,724 $1,579,192 $1,522,059 $1,479,278
                ========== ========== ========== ========== ==========

               Encore Bancshares, Inc. and Subsidiaries
                       SELECTED FINANCIAL DATA
                  (Unaudited, dollars in thousands)

                 Sept 30,   June 30,   March 31,   Dec 31,    Sept 30,
 Loan Portfolio:   2009       2009       2009       2008       2008
                ---------- ---------- ---------- ---------- ----------
 Commercial:
 Commercial     $  107,034 $  126,079 $  127,279 $  135,534 $  130,484
 Commercial real
  estate           326,256    308,441    315,090    311,909    305,570
 Real estate
  construction      45,891     78,045     87,352     95,668     96,450
                ---------- ---------- ---------- ---------- ----------
  Total
   commercial      479,181    512,565    529,721    543,111    532,504
 Consumer:
 Residential
  real estate
  first lien       228,090    232,885    229,981    241,969    247,765
 Residential
  real estate
  second lien      292,265    292,891    294,994    302,141    291,933
 Home equity
  lines             76,369     77,793     80,099     82,555     79,888
 Consumer
  installment -
  indirect           9,743     11,202     12,643     14,409     16,461
 Consumer other     20,521     21,484     31,645     34,219     29,894
                ---------- ---------- ---------- ---------- ----------
  Total consumer   626,988    636,255    649,362    675,293    665,941
                ---------- ---------- ---------- ---------- ----------

   Total loans
    receivable  $1,106,169 $1,148,820 $1,179,083 $1,218,404 $1,198,445
                ========== ========== ========== ========== ==========

 Nonperforming
  Assets:
 Nonaccrual
  loans         $   32,945 $   28,552 $   34,698 $   30,531 $   21,142
 Accruing loans
  past due 90
  days or more*         --         --         --        646         23
                ---------- ---------- ---------- ---------- ----------
  Total
   nonperforming
   loans            32,945     28,552     34,698     31,177     21,165
                ---------- ---------- ---------- ---------- ----------
 Investment in
  real estate        6,952      8,032      5,537      2,781      2,215
                ---------- ---------- ---------- ---------- ----------
  Total
   nonperforming
   assets       $   39,897 $   36,584 $   40,235 $   33,958 $   23,380
                ========== ========== ========== ========== ==========

 Restructured
  loans still
  accruing      $    5,424 $       -- $       -- $       -- $       --
                ========== ========== ========== ========== ==========

 Asset Quality
  Ratios:
 Nonperforming
  assets to
  total loans
  and investment
  in real estate      3.58%      3.16%      3.40%      2.78%      1.95%
 Net charge-offs
  to average
  loans               1.88%      1.51%      0.50%      2.69%      0.90%
 Allowance for
  loan losses to
  period end
  loans               2.49%      2.19%      2.26%      2.06%      1.22%
 Allowance for
  loan losses to
  nonperforming
  loans              83.70%     88.31%     76.85%     80.52%     69.08%

 Deposits:
 Noninterest-
  bearing
  deposits      $  152,367 $  146,373 $  158,994 $  131,709 $  121,100
 Interest
  checking         189,143    184,620    171,881    197,384    182,456
 Money market
  and savings      312,206    295,176    215,726    252,571    268,969
 Time deposits
  less than $100   193,005    206,149    207,648    188,302    192,603
                ---------- ---------- ---------- ---------- ----------
  Core deposits    846,721    832,318    754,249    769,966    765,128
                ---------- ---------- ---------- ---------- ----------
 Time deposits
  $100 and
  greater          293,041    321,737    330,919    274,903    245,018
 Brokered
  deposits          25,071     22,452     31,428     55,928     28,333
                ---------- ---------- ---------- ---------- ----------
  Total
   deposits     $1,164,833 $1,176,507 $1,116,596 $1,100,797 $1,038,479
                ========== ========== ========== ========== ==========

 Assets Under
  Management    $2,519,458 $2,299,338 $2,137,137 $2,248,047 $2,607,702
                ========== ========== ========== ========== ==========

 * Beginning in 2009, loans past due 90 days or more are either charged-off or included in nonaccrual loans.

               Encore Bancshares, Inc. and Subsidiaries
                      ALLOWANCE FOR LOAN LOSSES
                  (Unaudited, dollars in thousands)

                                     Three Months Ended
                      ------------------------------------------------
                      Sept 30,  June 30,  March 31,  Dec 31,  Sept 30,
                        2009      2009      2009      2008      2008
                      --------  --------  --------  --------  --------

 Allowance for loan
  losses at beginning
  of quarter          $ 25,214  $ 26,664  $ 25,105  $ 14,620  $ 12,054

 Charge-offs:
 Commercial:
  Commercial            (1,475)     (796)     (236)   (5,950)     (301)
  Commercial real
   estate               (1,409)     (557)      (99)     (751)     (407)
  Real estate
   construction         (1,334)     (474)     (239)     (408)     (356)
                      --------  --------  --------  --------  --------
   Total commercial     (4,218)   (1,827)     (574)   (7,109)   (1,064)
                      --------  --------  --------  --------  --------

 Consumer:
  Residential real
   estate first lien      (474)   (1,446)      (34)     (142)     (256)
  Residential real
   estate second lien     (829)     (634)     (454)     (378)     (417)
  Home equity lines       (344)     (517)     (282)     (477)     (831)
  Consumer installment
   - indirect             (145)     (150)     (261)     (265)     (254)
  Consumer other           (18)       (9)      (48)      (23)      (23)
                      --------  --------  --------  --------  --------
   Total consumer       (1,810)   (2,756)   (1,079)   (1,285)   (1,781)
                      --------  --------  --------  --------  --------

   Total charge-offs    (6,028)   (4,583)   (1,653)   (8,394)   (2,845)
                      --------  --------  --------  --------  --------

 Recoveries:
 Commercial:
  Commercial               564        62        22       111         8
  Commercial real
   estate                   --        --        --        --        --
  Real estate
   construction             --         6        --        --        --
                      --------  --------  --------  --------  --------
   Total commercial        564        68        22       111         8
                      --------  --------  --------  --------  --------

 Consumer:
  Residential real
   estate first lien        74         1        34        18         3
  Residential real
   estate second lien       28        13        17        71        54
  Home equity lines         15        88        24         3         4
  Consumer installment
   - indirect               22        36        76        15        81
  Consumer other             1        --        --        13        12
                      --------  --------  --------  --------  --------
   Total consumer          140       138       151       120       154
                      --------  --------  --------  --------  --------

   Total recoveries        704       206       173       231       162
                      --------  --------  --------  --------  --------

   Net charge-offs      (5,324)   (4,377)   (1,480)   (8,163)   (2,683)
                      --------  --------  --------  --------  --------

 Provision for loan
  losses                 7,685     2,927     3,039    18,648     5,249
                      --------  --------  --------  --------  --------

 Allowance for loan
  losses at end of
  quarter             $ 27,575  $ 25,214  $ 26,664  $ 25,105  $ 14,620
                      ========  ========  ========  ========  ========

                Encore Bancshares, Inc. and Subsidiaries

                            SEGMENT OPERATIONS

                    (Unaudited, dollars in thousands)

                        As of and for the Three Months Ended
             ----------------------------------------------------------
               Sept 30,    June 30,    March 31,    Dec 31,     Sept 30,
                 2009        2009        2009        2008        2008
             ----------  ----------  ----------  ----------  ----------
 Banking
 -------
 Net
  interest
  income     $   12,213  $   11,726  $   11,736  $   12,223  $   11,871
 Provision
  for
  loan
  losses          7,685       2,927       3,039      18,648       5,249
 Non-
  interest
  income*           937         760         661      (1,596)        425
 Non-
  interest
  expense*        9,090       9,614       8,606       9,307       8,113
             ----------  ----------  ----------  ----------  ----------
 Earnings
  (loss)
  before
  income
  taxes          (3,625)        (55)        752     (17,328)     (1,066)
 Income
  tax
  expense
 (benefit)       (1,028)       (102)        291      (6,251)       (446)
             ----------  ----------  ----------  ----------  ----------
 Net
  earnings
  (loss)     $   (2,597) $       47  $      461  $  (11,077) $     (620)
             ==========  ==========  ==========  ==========  ==========
 Total
  assets
  at
  quarter
  end        $1,608,348  $1,623,467  $1,584,698  $1,592,933  $1,481,311
             ==========  ==========  ==========  ==========  ==========

 Wealth
  Management
 -----------
 Net
  interest
  income     $       39  $       38  $       38  $       44  $       51
 Non-
  interest
  income          4,501       4,087       3,749       3,985       4,277
 Non-
  interest
  expense         3,088       3,040       3,098       2,179       3,083
             ----------  ----------  ----------  ----------  ----------
 Earnings
  before
  income
  taxes           1,452       1,085         689       1,850       1,245
 Income
  tax
  expense           586         384         243         606         451
             ----------  ----------  ----------  ----------  ----------
 Net
  earnings   $      866  $      701  $      446  $    1,244  $      794
             ==========  ==========  ==========  ==========  ==========
 Total
  assets
  at
  quarter
  end        $   50,174  $   49,563  $   48,648  $   47,879  $   49,263
             ==========  ==========  ==========  ==========  ==========

 Insurance
 ---------
 Net
  interest
  income     $        5  $        3  $        3  $        4  $       16
 Non-
  interest
  income          1,375       1,480       1,694       1,172       1,398
 Non-
  interest
  expense         1,111       1,057       1,033       1,001       1,002
             ----------  ----------  ----------  ----------  ----------
 Earnings
  before
  income
  taxes             269         426         664         175         412
 Income
  tax
  expense            94         150         233          85         147
             ----------  ----------  ----------  ----------  ----------
 Net
  earnings   $      175  $      276  $      431  $       90  $      265
             ==========  ==========  ==========  ==========  ==========
 Total
  assets
  at
  quarter
  end        $    7,390  $    7,625  $    7,695  $    6,738  $    6,997
             ==========  ==========  ==========  ==========  ==========

 Other
 -----
 Net
  interest
  expense    $     (302) $     (309) $     (316) $     (329) $     (330)
 Non-
  interest
  income             --          --          --          --          --
             ----------  ----------  ----------  ----------  ----------
 Loss
  before
  income
  taxes            (302)       (309)       (316)       (329)       (330)
 Income
  tax
  benefit          (105)       (106)       (113)       (119)       (119)
             ----------  ----------  ----------  ----------  ----------
 Net loss    $     (197) $     (203) $     (203) $     (210) $     (211)
             ==========  ==========  ==========  ==========  ==========
 Total
  assets
  at
  quarter
  end        $  (65,192) $  (63,937) $  (63,317) $  (59,706) $  (59,348)
             ==========  ==========  ==========  ==========  ==========

 Consolidated
 ------------
 Net
  interest
  income     $   11,955  $   11,458  $   11,461  $   11,942  $   11,608
 Provision
  for loan
  losses          7,685       2,927       3,039      18,648       5,249
 Non-
  interest
  income*         6,813       6,327       6,104       3,561       6,100
 Non-
  interest
  expense*       13,289      13,711      12,737      12,487      12,198
             ----------  ----------  ----------  ----------  ----------
 Earnings
  (loss)
  before
  income
  taxes          (2,206)      1,147       1,789     (15,632)        261
 Income
  tax
  expense
  (benefit)        (453)        326         654      (5,679)         33
             ----------  ----------  ----------  ----------  ----------
 Net
  earnings
  (loss)     $   (1,753) $      821  $    1,135  $   (9,953) $      228
             ==========  ==========  ==========  ==========  ==========
 Total
  assets
  at
  quarter
  end        $1,600,720  $1,616,718  $1,577,724  $1,587,844  $1,478,223
             ==========  ==========  ==========  ==========  ==========

                                            As of and for the Nine
                                          Months Ended September 30,
                                          -------------------------
                                             2009           2008
                                          ----------     ----------
 Banking
 -------
  Net interest income                     $   35,675     $   33,117
  Provision for loan losses                   13,651         10,527
  Noninterest income*                          2,358          1,457
  Noninterest expense*                        27,310         26,486
                                          ----------     ----------
  Earnings (loss) before income taxes         (2,928)        (2,439)
  Income tax expense (benefit)                  (839)        (1,047)
                                          ----------     ----------
  Net earnings (loss)                     $   (2,089)    $   (1,392)
                                          ==========     ==========
  Total assets at quarter end             $1,608,348     $1,481,311
                                          ==========     ==========

 Wealth Management
 -----------------
  Net interest income                     $      115     $      152
  Noninterest income                          12,337         13,344
  Noninterest expense                          9,226          8,878
                                          ----------     ----------
  Earnings before income taxes                 3,226          4,618
  Income tax expense                           1,213          1,664
                                          ----------     ----------
  Net earnings                            $    2,013     $    2,954
                                          ==========     ==========
  Total assets at quarter end             $   50,174     $   49,263
                                          ==========     ==========

 Insurance
 ---------
  Net interest income                     $       11     $       79
  Noninterest income                           4,549          4,588
  Noninterest expense                          3,201          3,155
                                          ----------     ----------
  Earnings before income taxes                 1,359          1,512
  Income tax expense                             477            541
                                          ----------     ----------
  Net earnings                            $      882     $      971
                                          ==========     ==========

  Total assets at quarter end             $    7,390     $    6,997
                                          ==========     ==========

 Other
 -----
  Net interest expense                    $     (927)    $   (1,016)
  Noninterest income                              --             (5)
                                          ----------     ----------
  Loss before income taxes                      (927)        (1,021)
  Income tax benefit                            (324)          (367)
                                          ----------     ----------
  Net loss                                $     (603)    $     (654)
                                          ==========     ==========
  Total assets at quarter end             $  (65,192)    $  (59,348)
                                          ==========     ==========

 Consolidated
 ------------
  Net interest income                     $   34,874     $   32,332
  Provision for loan losses                   13,651         10,527
  Noninterest income*                         19,244         19,384
  Noninterest expense*                        39,737         38,519
                                          ----------     ----------
  Earnings (loss) before income taxes            730          2,670
  Income tax expense (benefit)                   527            791
                                          ----------     ----------
  Net earnings (loss)                     $      203     $    1,879
                                          ==========     ==========
  Total assets at quarter end             $1,600,720     $1,478,223
                                          ==========     ==========

 * Prior periods adjusted to include net expenses of foreclosed real estate in other noninterest expense.

               Encore Bancshares, Inc. and Subsidiaries

                            YIELD ANALYSIS

                   (Unaudited, dollars in thousands)

                            Three Months Ended September 30,
               ------------------------------------------------------
                           2009                        2008
               --------------------------  --------------------------
                 Average  Interest  Average   Average  Interest  Average
               Outstanding Income/   Yield/ Outstanding Income/   Yield/
                 Balance   Expense   Rate     Balance   Expense   Rate
               ----------  -------   -----  ----------  -------   -----

 Assets:
 Interest-
  earning
  assets:
  Loans*       $1,123,482  $17,114   6.04%  $1,186,606  $18,738   6.28%
  Mortgages
   held-for-
   sale             1,716       34   7.86%         596       13   8.68%
  Securities*     235,819    2,315   3.89%     156,354    1,469   3.74%
  Federal
   funds sold
   and other      168,213      180   0.42%      40,128      261   2.59%
               ----------  -------          ----------  -------
 Total
  interest-
  earning
  assets*       1,529,230   19,643   5.10%   1,383,684   20,481   5.89%
 Less:
  Allowance
  for loan
  losses          (23,972)                     (12,630)
 Non-
  interest-
  earning
  assets          109,852                      108,224
               ----------                   ----------
  Total
   assets      $1,615,110                   $1,479,278
               ==========                   ==========

 Liabilities
  and share-
  holders'
  equity:
 Interest-
  bearing
  liabilities:
  Interest
   checking    $  191,553  $   227   0.47%$    192,424  $   610   1.26%
  Money
   market and
   savings        306,789      833   1.08%     283,130    1,217   1.71%
  Time
   deposits       525,821    4,071   3.07%     448,983    4,631   4.10%
               ----------  -------          ----------  -------
   Total
    interest-
    bearing
    deposits    1,024,163    5,131   1.99%     924,537    6,458   2.78%
  Borrowings
   and
   repurchase
   agreements     222,978    2,129   3.79%     240,104    2,085   3.45%
  Junior
   subordinated
   debentures      20,619      302   5.81%      20,619      330   6.37%
               ----------  -------          ----------  -------
   Total
    interest-
    bearing
    liabilities 1,267,760    7,562   2.37%   1,185,260    8,873   2.98%
               ----------  -------          ----------  -------
 Non-
  interest-
  bearing
  liabilities:
  Non-
   interest-
   bearing
   deposits       147,888                      119,024
  Other
   liabilities     10,792                       12,186
               ----------                   ----------
  Total
   liabilities  1,426,440                    1,316,470
 Shareholders'
  equity          188,670                      162,808
               ----------                   ----------
 Total
  liabilities
  and share-
  holders'
  equity       $1,615,110                   $1,479,278
               ==========                   ==========

 Net interest
  income*                  $12,081                      $11,608
                           =======                      =======

 Net interest
  spread*                            2.73%                        2.91%
 Net interest
  margin*                            3.13%                        3.34%

 * On taxable-equivalent basis in 2009. Taxable-equivalent amounts in
   2008 were immaterial. See calcuation in subsequent table.

                 Encore Bancshares, Inc. and Subsidiaries

                              YIELD ANALYSIS

                   (Unaudited, dollars in thousands)

                             Nine Months Ended September 30,
               --------------------------------------------------------
                           2009                         2008
               ---------------------------  ---------------------------
                Average   Interest  Average   Average  Interest  Average
               Outstanding Income/   Yield/ Outstanding Income/   Yield/
                 Balance   Expense   Rate     Balance   Expense   Rate
               ----------  -------   -----  ----------  -------   -----

 Assets:
 Interest-
  earning
  assets:
  Loans*       $1,165,897  $51,949   5.96%  $1,159,102  $55,354   6.38%
  Mortgages
   held-for-
   sale             1,574       94   7.98%       1,069       70   8.75%
  Securities*     213,257    6,461   4.05%     146,025    4,038   3.69%
  Federal
   funds
   sold and
   other          128,552      492   0.51%      70,684    1,616   3.05%
               ----------  -------          ----------  -------
 Total
  interest-
  earning
  assets*       1,509,280   58,996   5.23%   1,376,880   61,078   5.93%
 Less:
  Allowance
  for loan
  losses          (24,932)                     (11,781)
 Noninterest-
  earning
  assets          110,792                      104,815
               ----------                   ----------
   Total
    assets     $1,595,140                   $1,469,914
               ==========                   ==========

 Liabilities
  and share-
  holders'
  equity:
 Interest-
  bearing
  liabilities:
   Interest
    checking   $  183,676  $   652   0.47%   $ 189,969  $ 2,204   1.55%
   Money
    market and
    savings       259,776    2,196   1.13%     307,716    4,960   2.15%
   Time
    deposits      548,363   13,658   3.33%     449,923   14,959   4.44%
               ----------  -------          ----------  -------
    Total
     interest-
     bearing
     deposits     991,815   16,506   2.23%     947,608   22,123   3.12%
  Borrowings
   and
   repurchase
   agreements     234,755    6,364   3.62%     212,165    5,607   3.53%
  Junior
   subordinated
   debentures      20,619      927   6.01%      20,619    1,016   6.58%
               ----------  -------          ----------  -------
    Total
     interest-
     bearing
     liabili-
     ties       1,247,189   23,797   2.55%   1,180,392   28,746   3.25%
               ----------  -------          ----------  -------
 Noninterest-
  bearing
  liabilities:
   Non-
    interest-
    bearing
    deposits      149,348                      116,470
   Other
    liabilities    10,810                       12,503
               ----------                   ----------
    Total
     liabili-
     ties       1,407,347                    1,309,365
 Shareholders'
  equity          187,793                      160,549
               ----------                   ----------
 Total
  liabilities
  and share-
  holders'
  equity       $1,595,140                   $1,469,914
               ==========                   ==========

 Net interest
  income*                  $35,199                      $32,332
                           =======                      =======

 Net interest
  spread*                            2.68%                        2.68%
 Net interest
  margin*                            3.12%                        3.14%

 * On taxable-equivalent basis in 2009. Taxable-equivalent amounts in
   2008 were immaterial. See calcuation in subsequent table.

                 Encore Bancshares, Inc. and Subsidiaries

                       NON-GAAP FINANCIAL MEASURES

                   (Unaudited, amounts in thousands)

              Sept 30,    June 30,   March 31,    Dec 31,    Sept 30,
                2009        2009       2009        2008        2008
             ---------   ---------   ---------   ---------   ---------
 Shareholders'
  equity
  (GAAP)     $ 186,460   $ 187,809   $ 187,584   $ 185,742   $ 161,009
 Less:
  Preferred
  stock         28,847      28,718      28,590      28,461          --
 Goodwill
  and other
  intangible
  assets,
  net           33,394      33,564      33,734      33,904      34,193
             ---------   ---------   ---------   ---------   ---------
 Tangible
  common
  equity*    $ 124,219   $ 125,527   $ 125,260   $ 123,377   $ 126,816
             =========   =========   =========   =========   =========
 Total
  assets
  (GAAP)  $ 1,600,720 $ 1,616,718 $ 1,577,724 $ 1,587,844 $ 1,478,223
 Less:
  Goodwill
  and
  other
  intangible
  assets, net   33,394      33,564      33,734      33,904      34,193
            ----------  ----------  ----------  ----------  ----------
 Tangible
  assets    $1,567,326  $1,583,154  $1,543,990  $1,553,940  $1,444,030
            ==========  ==========  ==========  ==========  ==========
 Shares
  outstanding
  at end of
  period        10,499      10,337      10,233      10,241      10,238

 * Tangible common equity, a non-GAAP financial measure, includes total equity, less preferred equity, goodwill and other intangible assets. Management reviews tangible common equity along with other measures of capital as part of its financial analyses and has included this information because of current interest on the part of market participants in tangible common equity as a measure of capital. The methodology of determining tangible common equity may differ among companies.

                          Three Months Ended       Nine Months Ended
                             September 30,            September 30,
                         --------------------      -------------------
                           2009        2008          2009       2008
                         --------    --------      --------   --------
 Net interest income
  (GAAP)                 $ 11,955    $ 11,608      $ 34,874   $ 32,332
 Taxable-equivalent
  adjustment*                 126          --           325         --
                         --------    --------      --------   --------
 Net interest income
  on a
  taxable-equivalent
  basis                  $ 12,081    $ 11,608      $ 35,199   $ 32,332
                         ========    ========      ========   ========

* Net interest  income,  net interest  spread and net interest margin are reported on a  taxable-equivalent  basis. The  taxable-equivalent adjustment to net interest  income  recognizes the income tax savings when comparing  taxable and tax-exempt  assets.  Management  believes that it is a standard practice in the banking industry to present net interest  income,  net interest  spread and net interest  margin on a fully  taxable-equivalent  basis.  Management believes these measures provide useful information to investors by allowing them to make peer comparisons.

CONTACT:  Encore Bancshares, Inc.
          L. Anderson Creel, Chief Financial Officer
            713.787.3138
          James S. D'Agostino, Jr., Chairman and CEO
            713.787.3103